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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: September 8, 2005
                                        -----------------

               Date of earliest event reported: September 6, 2005
                                                -----------------

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      005-15395                52-2187059
----------------------------     ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

    11 WEST 42ND STREET NEW YORK, NY                                   10036
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(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (212) 827-8000
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e"4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Effective September 6, 2005, Martha Stewart Living Omnimedia, Inc. entered into an employment letter agreement, which is filed as an exhibit to this Form 8-K, with John R. Cuti, its General Counsel. The agreement provides for a base salary of $400,000 per annum; an annual target bonus of 60% of the base salary, with a guarantee of not less than $80,000 for 2005; and a grant of 20,000 shares of restricted stock under the company's Amended and Restated 1999 Stock Incentive Plan, subject to certain vesting restrictions. In addition, Mr. Cuti has been designated as a participant in the company's 2005 Executive Severance Pay Plan.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT DESCRIPTION

99.1 - Employment Letter Agreement between Martha Stewart Living Omnimedia, Inc. and John R. Cuti.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARTHA STEWART LIVING OMNIMEDIA, INC.
                                         (Registrant)

Date: September 8, 2005                  By: /s/ James Follo
      -----------------                      -------------------------------
                                             James Follo
                                             Chief Financial and Administrative
                                             Officer

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EXHIBIT INDEX

Exhibit Description.

99.1 - Employment letter agreement between Martha Stewart Living Omnimedia, Inc. and John R. Cuti.